INITIAL ACQUISITION CORP.


                           1997 INCENTIVE STOCK OPTION PLAN

                                   _______________

                           EFFECTIVE AS OF FEBRUARY 5, 1997


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                              INITIAL ACQUISITION CORP.
                           1997 INCENTIVE STOCK OPTION PLAN

                                     INTRODUCTION

                    Initial Acquisition Corp., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "INITIAL ACQUISITION CORP. 1997 INCENTIVE STOCK OPTION PLAN" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

                    The Plan shall become effective on February 5, 1997. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of the effective date of the Plan.

                    The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.


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                                     DEFINITIONS

                    For purposes of this Plan, the following terms shall be
          defined  as   follows  unless   the  context   clearly  indicates
          otherwise:

                 (a)  "Award   Agreement"   shall   mean   the   written
                        ---------------
	 agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

                    (b)  "Board of Directors" shall mean the Board of
                          ------------------
          Directors of the Corporation.

                  (c) "Code" shall  mean  the Internal  Revenue Code  of 1986,
                       ----
           as amended, and the rules and regulations thereunder.

                    (d)  "Committee" shall mean the Committee hereinafter
                          ---------
          described in Section I.

                    (e)  "Common Stock" shall mean the common stock, par
                          ------------
          value $.01 per share, of the Corporation.

                    (f)  "Consultant" shall mean an individual who is in a
                          ----------
          Consulting Relationship with the Corporation or any Parent or Subsidiary.

                    (g)  "Consulting Relationship" shall mean the
                          -----------------------
          relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.

                 (h) "Corporation"   shall  mean   Initial  Acquisition Corp.
                      -----------
          a Delaware corporation.

                    (i)  "Disability" shall have  the same meaning as the tem
                          ----------
          "permanent and total disability" under Section 22(e)(3) of the Code.

                    (j)  "Employee" shall mean a common-law employee of the
                          --------
          Company or of any Parent or Subsidiary.

                    (k)  "Exchange Act" shall mean the Securities Exchange
                          ------------
          Act  of  1934,  as   amended,  and  the  rules  and   regulations
          thereunder.

                   (l) "Executive" means an employee of the Corporation or
                       ---------
          of any Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

                    (m)  "Fair Market Value" of the Corporation's Common
                          -----------------
          Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

                    (n)  "Good Cause" shall mean (i) a Participant's wilful
                          ----------
          or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony or (iv) the direct or indirect breach by the Participant of the terms of a related consulting contract with the Corporation or any Parent or Subsidiary.

                    (o)  "Incentive Stock Option" shall mean a stock option
                          ----------------------
          satisfying  the  requirements  for  tax-favored  treatment  under
          Section 422 of the Code.

                    (p)  "Non-Qualified Option" shall mean a stock option
                          --------------------
          which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

                    (q)  "Option" shall mean an Incentive Stock Option or a
                          ------
          Non-Qualified Stock Option granted  pursuant to the provisions of
          Section V hereof.

                    (r) "Optionee"  shall mean a Participant who is granted
                          --------
          an Option under the terms of this Plan.

                    (s) "Outside  Directors" shall mean members of the Board
                         -----------------
          of Directors of the Corporation who are classified as "outside directors" under Section 162(m) of the Code.

                    (t)  "Parent" shall mean a parent corporation of the
                          ------
          Corporation within the meaning of Section 424(e) of the Code.

                    (u)  "Participant" shall mean any Employee or other
                          -----------
          person participating under the Plan.

                    (v)  "Plan Award" shall mean an Option granted pursuant
                          ----------
          to the terms of this Plan.

                    (w)  "Securities Act" shall mean the Securities Act of
                          --------------
          1933, as amended, and the rules and regulations thereunder.

                    (x) "Subsidiary" shall mean a subsidiary corporation of
                         ----------
          the Corporation within the meaning of Section 424(f) of the Code.

                   (y) "Termination of Consulting Relationship" shall mean
                        --------------------------------------
          the cessation, abridgement or termination of a Consultant's Consulting Relationship with the Corporation or any Parent or
          Subsidiary as a result of (i) the Consultant's death or Disability (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant's termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

                                      SECTION I
                                    ADMINISTRATION

                    The Plan shall be administered by the Committee, which shall be composed solely of at least two Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act, and who also qualify as "Outside Directors". Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee as a whole.

                                      SECTION II
                                   SHARES AVAILABLE

                    Subject to the adjustments provided in Section VI of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 1,000,000 shares. Shares of Common Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan
          Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                     SECTION III
                                     ELIGIBILITY

                    Officers and  key employees  of the Corporation,  or of
          any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, Consultants, and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan. Where appropriate under this Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".

                                      SECTION IV
                                AUTHORITY OF COMMITTEE

                    The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section X hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the exercise price of each Plan Award, the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

                    (a)  Financing.  The arrangement of temporary financing
                         ---------
          for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

                    (b)  Procedures for Exercise of Option.  The
                         ---------------------------------
          establishment  of procedures for  an Optionee (i)  to exercise an
          Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and
          (iv) to engage in any form of "cashless" exercise.

                    (c)  Withholding.  The establishment of a procedure
                         -----------
          whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise.

                                      SECTION V
                                    STOCK OPTIONS

                    The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the "performance-based compensation" exemption to the deduction limitation under Code
          Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any one calendar year is 250,000. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted
			    --------  --------
          under the Plan shall  be subject to the following:

                    (a)  Exercise Price.  The Committee shall establish the
                         --------------
          exercise price  at the time any Option  is granted at such amount as the Committee shall determine; provided, however, that the exercise
                                           --------  -------
          price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VI of the Plan.

                    (b)  Payment of Exercise Price.  The price per share of
                         -------------------------
          Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the methods set forth in Sections IV(a) or (b) hereof, as determined by the Participant. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

                    (c)  Exercisability of Options.  Except as provided in
                         -------------------------
          Section V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

                  (d)  Expiration of Options.  No Incentive Stock  Option by
                      ---------------------
          its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in
                                                      --------  -------
          the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

                    (e)  Exercise Upon Optionee's Termination of Employment
                         --------------------------------------------------
          or Termination of Consulting Relationship. If the employment of an
          -----------------------------------------
          Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment. For purposes of determining whether any Optionee has incurred a
          termination  of  employment  (or   a  Termination  of  Consulting
          Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, (i) if an Optionee's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (ii) if an Optionee voluntarily terminates his employment other than for Disability (or incurs a voluntary Termination of Consulting Relationship other than for Disability) with the Corporation or with any Parent or Subsidiary without the written consent of the Committee, regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

                    (f)  Maximum Amount of Incentive Stock Options.  Each
                         -----------------------------------------
          Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the option(s) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under this Plan, into account in the order in which they are granted.

                                      SECTION VI
                           ADJUSTMENT OF SHARES; MERGER OR
                        CONSOLIDATION, ETC. OF THE CORPORATION

                    (a)  Recapitalization, Etc.  In the event there is any
                         ----------------------
          change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

                    (b)  Merger, Consolidation or Change in Control of
                         ---------------------------------------------
          Corporation.  Upon (i) the merger or consolidation of the
          -----------
          Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Corporation, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that any conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. All such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation).

                  (c) Definition of Change in Control of the Corporation.
                       --------------------------------------------------
          As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the
          Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 40% of more of the combined voting power of the Corporation's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

                                     SECTION VII
                               MISCELLANEOUS PROVISIONS

                    (a)  Administrative Procedures.  The Committee may
                         -------------------------
          establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section X hereof, all actions and decisions of the Committee shall be final.

                    (b)  Assignment or Transfer.  No grant or award of any
                         ----------------------
          Plan Award (other than a Non-Qualified Option) or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

                    (c)  Investment Representation.  With respect to shares
                         -------------------------
          of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

                    (d)  Withholding Taxes.  In the case of the issuance or
                         -----------------
          distribution of Common Stock or other securities hereunder upon the exercise of any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(c) hereof.

                    (e)  Costs and Expenses.  The costs and expenses of
                         ------------------
          administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

                    (f)  Other Incentive Plans.  The adoption of the Plan
                         ---------------------
          does not preclude the adoption by appropriate means of any other incentive plan for employees.

                    (g)  Plurals and Gender.  Where appearing in the Plan,
                         ------------------
          masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

                    (h)  Headings.  The headings and sub-headings in this
                         --------
          Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

                    (i)  Severability.  In case any provision of this Plan
                         ------------
          shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                  (j) Payments Due Missing Persons. The  Corporation shall
                      ----------------------------
          make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

                    (k)  Liability and Indemnification.  (i)  Neither the
                         -----------------------------
          Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                         (ii) Except  for  their  own gross  negligence  or
          willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation, each Parent and
          Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

                  (l) Incapacity. If the  Committee shall receive evidence
                      ----------
          satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

                    (m)  Cooperation of Parties.  All parties to this Plan
                         ----------------------
          and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

                    (n)  Governing Law.  All questions pertaining to the
                         -------------
          validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

                    (o)  Nonguarantee of Employment or Consulting
                         ----------------------------------------
          Relationship. Nothing contained in this Plan shall be construed as
          ------------
          a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause.

                  (p) Notices. Each notice  relating to this Plan shall be
                      -------
          in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at the Corporation's then principal executive offices, Attn: Corporate Secretary. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

                    (q)  Written Agreements.  Each Plan Award shall be
                         ------------------
          evidenced by a signed written agreement (the "Award Agreements") between the Corporation and the Participant containing the terms and conditions of the award.

                                     SECTION VIII
                           AMENDMENT OR TERMINATION OF PLAN

                    The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan without the consent of the holder thereof.

                                      SECTION IX
                                     TERM OF PLAN

                    The Plan shall automatically terminate on the day immediately preceding the tenth anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                      SECTION X
                                  CLAIMS PROCEDURES

                    (a)  Denial.  If any Participant, former Participant or
                         ------
          beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

                    (b)  Written Request for Review.  Within 60 days of
                         --------------------------
          receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

                    (c)  Review of Document.  So long as such person's
                         ------------------
          request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

                  (d) Committee's Final and Binding Decision. A final and
                      --------------------------------------
          binding decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; provided, however, that if the Committee, in its discretion,
          -------  -------
	  feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

                    (e)  Transmittal of Decision.  The Committee's decision
                         -----------------------
          shall be conveyed to such person in writing and shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by such person and (iii) set forth the specific references to the pertinent Plan provisions on which the decision is based.

                    (f)  Limitation on Claims.  Notwithstanding any
                         --------------------
          provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.